Execution Copy

                                  EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of March 18, 2002, by and between AdStar, Inc., a Delaware corporation ("AdStar"), and Tribune Company, a Delaware corporation (the "Investor").

      WHEREAS, the Investor will be purchasing on the date hereof 1,443,457 shares of Series A Convertible Preferred Stock, $0.0001 par value per share, of AdStar (the "Series A Preferred Stock") pursuant to the terms of the Series A Preferred Stock Purchase Agreement dated as of March 18, 2002, by and between AdStar and the Investor (the "Series A Purchase Agreement");

      WHEREAS, pursuant to the terms of, and in partial consideration for the Investor's agreement to enter into, the Series A Purchase Agreement, AdStar has agreed to provide the Investor with certain registration rights, as well as certain other rights and remedies set forth in this Agreement;

      WHEREAS, it is contemplated that the Investor may transfer a portion of its Series A Preferred Stock to Knight-Ridder, Inc., a Florida corporation ("Knight Ridder"), in which case Knight Ridder shall be entitled to all the rights and benefits to which the Investor is entitled under this Agreement; and

      WHEREAS, the Series A Purchase Agreement is conditioned upon this Agreement being executed by the parties hereto.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Definitions.

            1.1 Unless otherwise provided in this Agreement, capitalized terms used herein shall have the following meanings:

      "AdStar" has the meaning set forth in the first paragraph hereof.

      "Agreement" has the meaning set forth in the first paragraph hereof.

      "Investor" has the meaning set forth in the first paragraph hereof.

      "Registrable Securities" means (a) any Common Stock issued upon the conversion of any Series A Preferred Stock and (b) any Common Stock issued or issuable with respect to the securities referred to in clause (a) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to
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any particular Registrable Securities, such securities shall cease to be
Registrable Securities when (i) all such securities may be sold in accordance with Rule 144(k) of the Securities Act or (ii) they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be the holder of Registrable Securities, and the Registrable Securities shall be deemed to be outstanding and in existence, whenever such Person has the right to acquire such Registrable Securities upon conversion of Series A Preferred Stock or conversion or exercise of any other securities held by such Person, whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of such Registrable Securities hereunder.

      "Resale Registration" has the meaning set forth in Section 2.1.

      "SEC" means the Securities and Exchange Commission, including any governmental authority or agency succeeding to the functions thereof.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Series A Preferred Stock" has the meaning set forth in the first recital above.

      "Series A Purchase Agreement" has the meaning set forth in the first recital above.

            1.2 Unless otherwise stated, other capitalized terms used but not defined herein shall have the meanings set forth in the Series A Purchase Agreement.

      2. Resale Registrations.

            2.1 Requests for Registration. At any time following the date hereof, the holders of at least a majority of the Registrable Securities may request registration under the Securities Act permitting the resale of all or any portion of its Registrable Securities (the "Resale Registration") pursuant to Rule 415 of the Securities Act (or any similar rule then in force). Within ten days after receipt of any such request, AdStar shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which AdStar has received written requests for inclusion therein within 15 days after the receipt of AdStar's notice; provided, that, if such request comes after 45 days but prior to 90 days after AdStar's fiscal year end, AdStar shall not be required to file any Resale Registration until the 90th day following the fiscal year end.

            2.2 Restrictions on Registration. AdStar may postpone for up to 30 days the filing or the effectiveness of the registration statement with respect to the Resale Registration if AdStar reasonably believes that the Resale Registration will have a material adverse effect on any proposal or plan by AdStar to engage in any financing, acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction.

      3. Registration Procedures. Upon the request of at least a majority of the holders of Registrable Securities for the Resale Registration pursuant to this Agreement, AdStar shall use


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its best efforts to effect the registration and the sale of such Registrable
Securities in accordance with the intended method of disposition thereof, and pursuant thereto AdStar shall as expeditiously as possible:

            3.1 prepare and file with the SEC a registration statement (it being agreed that AdStar would intend to use Form S-3 or Form S-2, if available) with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, AdStar shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

            3.2 notify each holder of Registrable Securities of the effectiveness of such registration statement and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement accurate and effective until the earlier of (i) the date on which all Registrable Securities have been sold or (ii) all such unsold Registrable Securities may be sold in any single 90-day period pursuant to Rule 144 of the Securities Act.

            3.3 furnish to each holder of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the such seller;

            3.4 use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, however, that AdStar shall not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction);

            3.5 notify each holder of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, AdStar shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

            3.6 cause all such Registrable Securities to be listed on each securities exchange or NASDAQ market on which similar securities issued by AdStar are then listed;


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            3.7 make available for inspection by any seller of Registrable
Securities and any attorney, accountant or other agent retained by any such seller, all financial and other records, pertinent corporate documents and properties of AdStar, and cause AdStar's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller or any such attorney, accountant or agent in connection with such registration statement;

            3.8 otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of AdStar's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

            3.9 upon the request of any holder of Registrable Securities, insert language into the registration statement to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of AdStar's securities covered thereby and that such holding does not imply that such holder shall assist in meeting any future financial requirements of AdStar;

            3.10 in the event of the issuance of any stop order suspending the effectiveness of a registration statement or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, AdStar shall use its best efforts promptly to obtain the withdrawal of such order; and

            3.11 use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities.

      4. Registration Expenses. All expenses incident to AdStar's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees of any transfer agent and registrar, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for AdStar and its independent certified public accountants, AdStar's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by AdStar are then listed or on the NASDAQ (all such expenses being herein called "Registration Expenses") shall be borne by AdStar.

      5. Indemnification.

            5.1 AdStar agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and


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expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to AdStar by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after AdStar has furnished such holder with a sufficient number of copies of the same.

            5.2 Each holder of Registrable Securities shall furnish to AdStar in writing such information and affidavits as AdStar reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify AdStar, its directors and officers and each Person who controls AdStar (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use in such registration statement or prospectus; provided, that, the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

            5.3 Any Person entitled to indemnification hereunder shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (b) unless in the written opinion of legal counsel to such indemnified or indemnifying parties a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with written advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

            5.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. AdStar also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event AdStar's indemnification is unavailable for any reason.


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

      6. Miscellaneous.

            6.1 No Inconsistent Agreements. AdStar shall not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

            6.2 Remedies. Each holder of Registrable Securities shall be entitled to enforce any rights it has under this Agreement specifically (without posting any bond or other security) to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

            6.3 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of AdStar and the holders of a majority of the Registrable Securities.

            6.4 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. The sale by the Investor of a portion of its Series A Preferred Stock to Knight Ridder shall qualify as an assignment under this
Section 6.4, and after any such sale Knight Ridder shall be entitled to all rights and remedies (and shall be bound by all obligations) of a holder of Registrable Securities hereunder.

            6.5 Entire Agreement. This Agreement, together with the Series A Purchase Agreement and all agreements contemplated thereby, constitutes the entire agreement of the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements, negotiations, discussions and understandings among the parties hereto with respect to such subject matter.

            6.6 Severability. Wherever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law and in such a way as to, as closely as possible, achieve the intended economic effect of such provision and this Agreement as a whole, but if any provision contained herein is, for any reason, held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or any other provisions hereof, unless such a construction would be unreasonable.

            6.7 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered
(a) when delivered personally, (b) if transmitted by facsimile when confirmation of transmission is received, (c) if sent by registered or certified mail, postage prepaid, return receipt requested, three Business Days after mailing or
(iv) if sent by reputable overnight courier service, one Business Day after delivery to such service; and shall be addressed as follows:


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If to AdStar, to:                           with a copy to:

AdStar, Inc.                                Morse, Zelnick, Rose & Lander, LLP
4553 Glencoe Avenue, Suite 300              450 Park Avenue
Marina del Rey, California 90292            New York, New York 10022
Attention: Leslie Bernhard, President       Attention: Stephen A. Zelnick, Esq.
and Chief Executive Officer                 Facsimile: (212) 838-9190
Facsimile: (310) 577-8266

If to the Investor, to:                     with a copy to:

Tribune Company                             Sidley Austin Brown & Wood
435 N. Michigan Ave.                        Bank One Plaza
Chicago, IL 60611                           10 South Dearborn Street
Attention: General Counsel                  Chicago, Illinois 60603
Facsimile: (312) 222-4206                   Attention: Larry A. Barden
                                            Jon A. Ballis
and also to                                 Facsimile: (312) 853-7036

Tribune Company
435 N. Michigan Ave.
Chicago, IL 60611
Attention: VP/Strategy and Development
Facsimile: (312) 222-4206

            6.8 Governing Law. This Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois. In furtherance of the foregoing, the internal law of the State of Illinois shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

            6.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts (including via facsimile), each of which will be considered an original instrument, but all of which together will be considered one and the same agreement, and will become binding when one or more counterparts have been signed by and delivered to each of the parties.

            6.10 Delivery by Facsimile. This Agreement, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall reexecute original forms thereof and deliver them to all other parties. No


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party shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                            [SIGNATURE PAGE FOLLOWS]


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                                                                  Execution Copy

      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed the day and year first above written.


                                        ADSTAR, INC.

                                        By: /s/ Leslie Bernhard
                                            ------------------------------------
                                            Name: Leslie Bernhard
                                            Title: President and Chief Executive
                                            Officer


                                        TRIBUNE COMPANY

                                        By: /s/ Timothy Landon
                                            ------------------------------------
                                            Name: Timothy Landon
                                            Title: President/Tribune Classifieds

                                 Signature Page
                                       to
                         Registration Rights Agreement